UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2013

LA JOLLA PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

California	0-24274	33-0361285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4660 La Jolla Village Drive, Suite 1070, San Diego, California 92122

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 207-4264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2013, La Jolla Pharmaceutical Company (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals: (i) election of two directors to serve until the Company’s 2014 Annual Meeting of Stockholders; (ii) ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; (iii) an advisory (non-binding) vote on the Company’s executive compensation; (iv) an advisory (non-binding) vote with respect to the frequency of future “say-on-pay” votes regarding executive compensation; and (v) approval of an amendment to the Company’s Articles of Incorporation to implement a reverse stock split, within a range from 1-for-2 to 1-for-100, with the exact ratio of the reverse stock split to be determined by the Board of Directors of the Company.

The number of shares of common stock entitled to vote at the Annual Meeting was 30,486,228. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 27,372,549. All matters submitted to a vote of the stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(i) Election of Directors

Director Nominee	Votes For	Votes Withheld
Saaid Zarrabian	15,590,576	728,222
George Tidmarsh, M.D., Ph.D.	15,653,736	665,062

There were 11,053,751 broker non-votes regarding the election of directors.

(ii) Ratification of selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013

Stockholders ratified the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

The results of the voting on this proposal were: 27,253,618 votes for, 26,072 votes against and 92,859 votes abstained. There were no broker non-votes regarding this proposal.

(iii) Non-Binding Advisory Vote with respect to Executive Compensation

Stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as described in the Company’s definitive proxy statement for the Annual Meeting.

The results of the voting on this proposal were: 14,629,170 votes for, 1,670,171 votes against and 19,457 votes abstained. There were 11,053,751 broker non-votes regarding this proposal.

(iv) Non-Binding Advisory Vote with respect to Frequency of “Say-on-Pay” Vote

A majority of stockholders present and entitled to vote on this proposal selected three years as the desired frequency of future stockholder say-on-pay votes. The votes on this proposal were as follows:

Frequency Period	Votes Cast
One year	5,916,561
Two years	99,010
Three years	6,829,439

There were 3,473,787 abstentions and no broker non-votes regarding this proposal.

In light of the results of such stockholder vote, on June 5, 2013, the Board of Directors of the Company adopted a resolution to hold a “say-on-pay” vote every three years. The next “say-on-pay” vote will be held at the Company’s 2016 Annual Meeting of Stockholders.

(v) Approval of an amendment to the Company’s Articles of Incorporation to implement a reverse stock split, within a range from 1-for-2 to 1-for-100, with the exact ratio of the reverse stock split to be determined by the Board of Directors of the Company

Stockholders approved an amendment to the Company’s Articles of Incorporation to implement a reverse stock split, within a range from 1-for-2 to 1-for-100, with the exact ratio of the reverse stock split to be determined by the Board of Directors of the Company.

The results of the voting on this proposal were: 21,248,521 votes for, 5,878,926 votes against and 245,102 votes abstained. There were no broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: June 10, 2013	By:	/s/ George Tidmarsh
Name: George Tidmarsh
Title: President and Chief Executive Officer